CK Witco TM
[logo]

Good Chemistry




CK WITCO
[logo]
TABLE OF CONTENTS

                                    PAGES
OVERVIEW                             3-11
POLYMER PRODUCTS                    12-19
SPECIALTY PRODUCTS                  20-27
FINANCIAL OBJECTIVES                  28
FINANCIAL DATA/SUMMARY              29-32


                                                  2




FOUNDED 1840                               FOUNDED 1921
CK [logo]              MERGER OF             Witco
CROMPTON & KNOWLES       EQUALS                 worldwide [logo]


                         CK WITCO [logo]
                       FORMED SEPT 1, 1999

A NEW SPECIALTY CHEMICAL COMPANY WITH OVER 230 YEARS OF HISTORY


                                                  3


INTRODUCING CK WITCO [logo]

A GLOBAL SPECIALTY CHEMICAL COMPANY WITH MARKET AND TECHNOLOGY
LEADERSHIP, AND PROFITABLE BUSINESSES WITH STRONG CASH FLOWS.

A CUSTOMER FOCUSED CULTURE.

A MANAGEMENT TEAM WITH DEPTH AND EXPERIENCE.

 .   $3.3 BILLION IN ADJUSTED 1998 SALES

 .   48% OF SALES FROM OUTSIDE US

 .   10,000 EMPLOYEES

 .   58 MANUFACTURING FACILITIES IN 20 COUNTRIES




NYSE TICKER: CNW
120 MILLION COMMON
SHARES OUTSTANDING


                                                  4



CK WITCO WILL BUILD SHAREHOLDER VALUE

CK WITCO WILL PROVIDE GREATER SHAREHOLDER VALUE THROUGH INCREASED
CASH FLOW, SALES AND EARNINGS GROWTH.

 .   TOP-LINE GROWTH

 .   BOTTOM-LINE GROWTH

 .   LOWER COST OF DEBT

 .   IMMEDIATELY CASH FLOW ACCRETIVE

 .   EPS ACCRETIVE IN 2001

 .   BENEFITS OF SCALE

    - STRATEGIC & FINANCIAL FLEXIBILITY

    - GREATER STOCK LIQUIDITY


                                                  5


TOP-LINE GROWTH

PRODUCT LINES ARE COMPLEMENTARY, NOT COMPETITIVE.  THIS CREATES
SIGNIFICANT CROSS-SELLING OPPORTUNITIES.

 .   VALUE-ADDED PRODUCTS IN LEADING MARKET POSITIONS

 .   SIGNIFICANT MARKET & CUSTOMER OVERLAP

 .   BROAD CUSTOMER OFFERINGS

 .   LEVERAGE REGIONAL AND INTERNATIONAL PRESENCE

 .   MARKET ORIENTED SALES FORCE

 .   WORLD-CLASS TECHNOLOGY


                                                  6




BOTTOM-LINE GROWTH

VARIOUS FACTORS WILL ENHANCE BOTTOM LINE GROWTH AS A CONSEQUENCE
OF THE MERGER.

 .   MERGER SYNERGIES

    - $60 MILLION ANNUAL PRE-TAX SAVINGS GOAL

        - $30 MILLION IN 2000

        - $60 MILLION IN 2001 & BEYOND

 .   LOWER COST OF DEBT

    - $9-11 MILLION ANTICIPATED INTEREST EXPENSE SAVINGS;
      CALLING HIGH YIELD UNIROYAL BONDS

 .   CONTRIBUTION FROM TOP-LINE GROWTH


                                                  7


1998 GLOBAL AND END MARKETS

GLOBAL MARKETS

[pie chart]

USA 52%

ASIA / PACIFIC 10%

AMERICAS
(EXCL. USA) 11%

EUROPE / AFRICA 27%


END MARKETS

AUTO. & TRANSPORT               18%

CONSTRUCTION                    16

AGRICULTURE                     12

NON-TIRE RUBBER                  9

HOME FURN./APPLIANCES            8

PACKAGING/PAPER                  7

APPAREL                          7

TIRES                            7

PERSONAL CARE                    3

OTHER                           13

                                100%


                                                  8


LEADING MARKET POSITIONS

A GLOBAL SPECIALTY CHEMICALS COMPANY WITH A HIGHLY DIVERSIFIED
PORTFOLIO OF PRODUCTS THAT HAVE LEADING MARKET POSITIONS.

SALES FROM LEADING MARKET POSITIONS ACCOUNT FOR APPROXIMATELY 60%
OF ALL CK WITCO REVENUE

 .   EPDM                        #1 IN N. AMERICA

 .   CASTABLE URETHANES          #1 WORLDWIDE

 .   RUBBER CHEMICALS            #3 WORLDWIDE

 .   SEED FUNGICIDES             #1 WORLDWIDE

 .   SEED TREATMENT              #1 IN N. AMERICA

 .   MITICIDES                   #1 WORLDWIDE

 .   LUBRICANT ADDITIVES         #1 IN KEY PRODUCTS

 .   POLYMERIZATION INHIBITORS   #1 IN KEY PRODUCTS

 .   POLYMER EXTRUSION SYSTEMS   #1 WORLDWIDE

 .   POLYMER HEAT STABILIZERS    #1 IN N. AMERICA

 .   ALUMINUM ALKYL CATALYSTS    #2 WORLDWIDE

 .   SILANES                     #1 WORLDWIDE

 .   SURFACTANTS & CATALYSTS     #1 WORLDWIDE
    FOR URETHANE FOAM

 .   REFINED PRODUCTS            #2 WORLDWIDE

 .   AGRICULTURAL SURFACTANTS    #1 IN N. AMERICA

 .   OILFIELD SURFACTANTS        #1 IN N. AMERICA

 .   METAL WORKING SULFONATES    #1 WORLDWIDE


                                                  9


1998 ADJUSTED SALES
$3.3 BILLION

ORGANOSILICONES [italics]

CROP PROTECTION

INDUSTRIAL SURFACTANTS [italics]

REFINED PRODUCTS [italics]

PETROLEUM ADDITIVES [italics]

LUBRICANT ADDITIVES

COLORS

FATTY ACID / GLYCERINE [italics]




[pie chart]


CROP PROTECTION
13%

ORGANOSILICONES
13%

POLYMER ADDITIVES
32%

POLYMERS
9%

POLYMER PROCESSING
EQUIPMENT
11%

OTHER
22%


POLYMER CHEMICALS [italics]

RUBBER CHEMICALS

SPECIALTY ADDITIVES
& INTERMEDIATES

URETHANE CHEMICALS [italics]

BAXENDEN [italics]

EPDM

CASTABLE URETHANES

NITRILE

DAVIS STANDARD


POLYMER PRODUCTS 52%
SPECIALTY PRODUCTS 48%

FORMER WITCO BUSINESSES ARE IN ITALICS


                                                  10


1998 SEGMENT SALES & OPERATING PROFIT

SHARE OF COMPANY
OPERATING PROFIT

[pie chart]

ORGANOSILICONES
13%

CROP PROTECTION
21%

OTHER
11%

POLYMER
PROCESSING
EQUIPMENT
11%

POLYMERS
18%

POLYMER ADDITIVES
26%






                              $ Millions
                                         1998
                                      OPERATING      OPERATING
                      1998 SALES        PROFIT         MARGIN
POLYMER ADDITIVES        1061           114.8          10.8%
POLYMERS                  301            79.2          26.3%
POLY. PROC. EQUIP.        344            46.7          13.6%
      TOTAL POLYMER      1706           240.7          14.1%

ORGANOSILICONES           443            57.4          13.0%
CROP PROTECTION           437            93.3          21.4%
OTHER                     725            47.5           6.6%
      TOTAL SPECIALTY    1605           198.2          12.3%


POLYMER PRODUCTS 55%
SPECIALTY PRODUCTS 45%


NOTE      SEE PAGES 29-30 FOR FURTHER INFORMATION ON SEGMENT
          SALES & OPERATING PROFIT.


                                                  11


POLYMER PRODUCTS
POLYMER ADDITIVES

1998 NET SALES = $1061 MM

[pie chart]

USA
48%

ASIA / PACIFIC
11%

AMERICAS
(EXCL. USA)
7%

EUROPE / AFRICA
34%

 .   WORLDWIDE LEADER IN PVC
    ADDITIVES

    - HEAT STABILIZERS

    - LUBRICANTS

 .   #3 WORLDWIDE IN RUBBER CHEMICALS

 .   ATTRACTIVE GROWTH & MARGIN
    OPPORTUNITIES

 .   STRONG PRODUCT, INDUSTRY
    AND GEOGRAPHIC DIVERSITY


                                                  12


POLYMER PRODUCTS
POLYMER ADDITIVES

MARKETS        PRODUCTS          CUSTOMERS        COMPETITORS

POLYMER
 ADDITIVES

HEAT          TIN STABILIZERS   PVC PRODUCERS,   R&H, ELF ATOCHEM,
 STABILIZERS  MIXED METAL       COMPOUNDERS,     AKCROS, BARLOCHER,
              STABILIZERS       & EXTRUDERS      FERRO

LUBRICANTS    KEMAMIDE AMIDES   PVC AND OLEFIN   AKZO, FERRO,
              STEARATES         EXTRUDERS &      HENKEL
                                FILM
                                PRODUCERS

INITIATORS    ALUMINUM ALKYLS   POLYOLEFIN       ALBEMARLE, AKZO
 & CATALYSTS  ESPERCARB         PRODUCERS        ELF ATOCHEM, AKZO,
              PEROXIDES         PVC PRODUCERS    LAPORTE


TIN           TIN BIOCIDES      MARINE COATINGS  ELF ATOCHEM, R&H,
 SPECIALTIES  TIN INTERMEDIATES FORMULATORS,     CARDINAL
                                OTHER STABILIZER
                                PRODUCERS

PLASTICIZERS  DRAPEX EPOXIES    PVC COMPOUNDERS  ELF ATOCHEM,
                                                 AKCROS, UNION
                                                 CARBIDE


OLEFIN        NAUGARD           PP, PE PRODUCERS CIBA
 ADDITIVES    ANTIOXIDANTS


POLYMER       ROYALTUF,         PU, PEST.        ARISTECH, EXXON
 MODIFIERS    POLYBOND          PRODUCERS


                                                   13





POLYMER PRODUCTS
POLYMER ADDITIVES (CONT.)

MARKETS           PRODUCTS       CUSTOMERS          COMPETITORS

POLYMER
 ADDITIVES
 (CONT.)


CHEM. FOAMING     CELLOGEN      VINYL FLOOR, PE     BAYER, DONG
 AGENTS                         PRODUCERS           JIN, EIWA

POLYOL            NAUGARD       POLYOL PRODUCERS    CIBA
 STABILIZERS      ANTIOXIDANTS

INTERMEDIATES     ANILINE, DPA  POLYMER PRODUCERS   ARISTECH

INHIBITORS        NAUGARD SFR,  POLYMER EMULSION    CIBA, HERCULES
                  1-3           PRODUCERS

CURATIVES/        TONOX,        POLYMER FIBER       AIR PRODUCTS,
DISPERSANTS       POLYWET       PRODUCERS           R&H

RUBBER ADDITIVES

TIRE, AUTOMOTIVE  NAUGARD       TIRE PRODUCERS,     FLEXSYS, BAYER
                   ANTIOXIDANTS HOSE AND UNDER
                  FLEXZONE      HOOD COMPONENT
                   ANTIOZONANTS PRODUCERS
                  DELAC
                   ACCELERATORS
                  CELOGEN
                   FOAMING AGENTS


                                                   14


POLYMER PRODUCTS
POLYMER ADDITIVES (CONT.)



MARKETS          PRODUCTS      CUSTOMERS          COMPETITORS

URETHANE
 ADDITIVES

POLYESTER        FOAMREZ BASE  PRODUCERS OF CAST   SYBRON, INOLEX,
 POLYOLS         POLYOLS       ELASTOMERS,         REICHHOLD
                               FLEXIBLE FOAM

SYSTEMS          MICROCELLULAR SHOE SOLE MOLDERS   BAYER, CAPTIVE
                 SYSTEMS

                 BREATHABLE    TEXTILE LAMINATORS  GORETEX
                 COATINGS

POLYURETHANE     WITCOBOND     FIBERGLASS          ZENECA,
 DISPERSIONS     PUD'S         PRODUCERS,          REICHHOLD,
                               COATINGS &          SYBRON, BAYER
                               ADHESIVE            ALBERDINK +
                               FORMULATORS,        BOLEY
                               GLOVE
                               MANUFACTURERS

CROSSLINKERS     UV ACTIVATED  FORMULATORS OF      BAYER,
                 TRIXENE       SOLVENT & AQUEOUS   TDI PRODUCERS
                 BLOCKED ISO   URETHANE COATINGS,
                 ESPEROX       ADHESIVES, SEALANTS,
                               CAST ELASTOMERS


                                                   15




POLYMER PRODUCTS
POLYMERS

1998 NET SALES = $301 MM

[pie chart]

EPDM
57%

URETHANE
PREPOLYMERS
43%

 .   #1 EPDM SUPPLIER IN NORTH AMERICA, #3 WORLDWIDE

 .   #1 WORLDWIDE SUPPLIER OF HIGH-PERFORMANCE CASTABLE URETHANE
    POLYMERS

 .   ATTRACTIVE GROWTH & MARGINS

 .   STRONG PRODUCT, INDUSTRY AND GEOGRAPHIC DIVERSITY


                                                  16



POLYMER PRODUCTS
POLYMERS

MARKETS        PRODUCTS          CUSTOMERS        COMPETITORS

EPDM
CONSTRUCTION   ROYALENE          PRODUCERS OF
                                 ROOFING
                                 COMPOUNDS, WIRE &
                                 CABLE            EXXON, DSM, BAYER
                                                  DOW/DUPONT, UNION
AUTOMOTIVE     ROYALENE          PRODUCERS OF     CARBIDE
                                 AUTOMOTIVE
                                 PLASTICS, BELTS
                                 & HOSES

URETHANE PREPOLYMERS
RECREATION     ADIPRENE,         PRODUCERS OF     ICI, BASF
               VIBRATHANE        WHEELS FOR IN-
                                 LINE SKATES, GOLF
                                 BALLS, ETC.

INDUSTRIAL     ADIPRENE,         PAPER & COATING  AIR PRODUCTS
               VIBRATHANE        ROLLS, ABRASIVE  CAPTIVE
                                 BINDERS,         PRODUCTION
                                 INDUSTRIAL TIRES ANDERSON, BAYER


                                                   17

POLYMER PRODUCTS
POLYMER PROCESSING EQUIPMENT

1998 NET SALES = $344 MM

[pie chart]

MEDICAL,
HOME
APPLIANCES,
ETC.
23%

CONSTRUCTION
21%

PACKAGING
34%

AUTOMOTIVE
22%


 .   #1 WORLDWIDE PRODUCER OF POLYMER EXTRUSION SYSTEMS

 .   10 ACQUISITIONS SINCE 1990

 .   EUROPEAN PLATFORM FOR GROWTH


                                                   18



POLYMER PRODUCTS
POLYMER PROCESSING EQUIPMENT

MARKETS        PRODUCTS          CUSTOMERS        COMPETITORS

AUTOMOTIVE     EXTRUDERS, BLOW   PRODUCERS OF     TROESTER,
               MOLDING EQUIPMENT WEATHER          CINCINNATI
                                 STRIPPING, HOSE  MILACRON,
                                 SEALS, SHEETED   REIFENHAUSER,
                                 MATERIALS,       NOKIA
                                 PROFILING,       MAILLEFER, WELEX,
                                 INSULATED        WERNER &
                                 WIRE, BLOW       PFLEIDERER HMP,
                                 MOLDED           MAPLAN
                                 COMPONENTS

PACKAGING      EXTRUDERS, BLOW   EXTRUDERS OF     BLACK CLAWSON,
               MOLDING EQUIPMENT FILMS, PRODUCERS GLOUCESTER
                                 OF SHEETED,      BATTENFELD,
                                 COATED,          REIFENHAUSER,
                                 COMPOUNDED &     BRAMPTON,
                                 RECYCLED         SUMITOMO
                                 MATERIALS & BLOW
                                 MOLDED COMPOUNDS


GENERAL        EXTRUDERS, BLOW   MAKERS OF        CINCINNATI
CONSTRUCTION   MOLDING EQUIPMENT PLASTIC PIPE,    MILACRON, WELEX,
                                 HOSE, PLASTIC    REIFENHAUSER,
                                 SHAPE EXTRUSIONS,NOKIA MAILLEFER,
                                 SHEETED MATERIAL,MAPLAN
                                 FILMS, INSULATED
                                 WIRE & FIBER

MEDICAL, HOME EXTRUDERS, BLOW    MAKERS OF        CINCINNATI
APPLIANCES,   MOLDING EQUIPMENT  CATHETERS, BLOW  MILACRON, MAPLAN,
ETC.                             MOLDED FURNITURE,WELEX,
                                 TOYS, SHEDS,     BATTENFELD
                                 SHEETED MATERIAL,
                                 FILMS, FIBER


                                                   19


SPECIALTY PRODUCTS
ORGANOSILICONES

1998 NET SALES = $443 MM

[pie chart]

USA
46%

ASIA / PACIFIC
16%

AMERICAS
(EXCL. USA)
9%

EUROPE / AFRICA
29%


 .   #1 WORLDWIDE IN SILANES

 .   #1 WORLDWIDE IN SURFACTANTS FOR URETHANE FOAM

 .   BROAD GEOGRAPHIC DIVERSITY

 .   STRONG SPECIALTY SILICONE PORTFOLIO

    - FOAM CONTROL AGENTS
    - COATINGS ADDITIVES
    - AG SURFACTANTS
    - TEXTILE SOFTENERS


                                                   20


SPECIALTY PRODUCTS
ORGANOSILICONES


MARKETS        PRODUCTS          CUSTOMERS        COMPETITORS

SILANES
ADHESION       SILQUEST SILANES  FIBERGLASS
PROMOTORS      COATOSIL SILANES  PRODUCERS,
                                 COATING,
                                 ADHESIVE &       DEGUSSA-HULS,
                                 SEALANT          SHIN ETSU, DOW
                                 FORMULATORS      CORNING, WACKER,
COUPLING       WETLINK           SEALANT          CHISSO
AGENTS         CROSSLINKER       FORMULATORS,
               XL PEARL          THERMOPLASTIC
                                 COMPOUNDERS,
                                 TIRE AND OTHER
                                 RUBBER
                                 COMPOUNDERS

SPECIALTY FLUIDS
SURFACTANTS    SILWET            AG ADJUVANT      DOW CORNING,
               SURFACTANTS       PRODUCERS,       GOLDSCHMIDT
                                 PERSONAL CARE AND
                                 HI&I FORMULATORS
               COATOSIL          COATING & INK    BYK, TEGO
               ADDITIVES         FORMULATORS      CHEMIE, DOW
                                                  CORNING, WACKER

FOAM CONTROL   SAG ANTIFOAMS     FOOD PROCESSORS, DOW CORNING, GE
                                 INDUSTRIAL &     REGIONAL PLAYERS
                                 WASTE WATER,
                                 DIESEL PRODUCERS,
                                 PULP & PAPER
               SENTRY            PHARMACEUTICAL   DOW CORNING
               SIMETHICONE


                                                   21


SPECIALTY PRODUCTS
ORGANOSILICONES (CONT.)


MARKETS        PRODUCTS          CUSTOMERS        COMPETITORS

SPECIALTY FLUIDS
(CONT.)
SPECIALTIES &  MAGNASOFT TEXTILE TEXTILE          DOW CORNING, GE,
REACTIVES      FINISHES          FORMULATORS      WACKER, SHIN ETSU
                                 & PRODUCERS,
                                 NON-WOVEN
                                 MANUFACTURERS
               SILSOFT ADDITIVES PERSONAL CARE
                                 FORMULATORS

URETHANE ADDITIVES

RIGID FOAM     NIAX SILICONES    RIGID STOCK
               NIAX AMINE        PRODUCERS
               CATALYSTS         FOR AUTOMOTIVE,
                                 CONSTRUCTION,
                                 APPLIANCES

FLEXIBLE FOAM  NIAX SILICONES    SLABSTOCK &      GOLDSCHMIDT,
(SLABSTOCK &   NIAX AMINE        MOLDED FOAM      AIR PRODUCTS
MOLDED)        CATALYSTS         PRODUCERS FOR
               GEOLITE MODIFIERS FURNITURE,
                                 BEDDING,
                                 INSULATION

MICROCELLULAR, NIAX SILICONES    PRODUCERS OF
FROTH FOAM     NIAX AMINE        CARPET BACKING,
               CATALYSTS         SKIN FOAM, SHOE
                                 SOLES, RIM
                                 SYSTEMS


                                                   22



SPECIALTY PRODUCTS
CROP PROTECTION

1998 NET SALES = $437 MM

[pie chart]

USA
52%

ASIA /
PACIFIC
9%

AMERICAS
(EXCL. USA)
15%

EUROPE /
AFRICA
24%

 .   LEADING MARKET SHARE IN SELECTED MARKET NICHES FOR ACTIVES

    - FUNGICIDES

    - MITICIDES

    - GROWTH REGULANTS

 .   US LEADER FOR AG & OIL FIELD SURFACTANTS

 .   NOT IN COMMODITY CROP PROTECTION MARKETS

 .   SALES IN OVER 120 COUNTRIES

 .   HIGH ENTRY BARRIERS FOR ACTIVES


                                                   23












SPECIALTY PRODUCTS
CROP PROTECTION


MARKETS        PRODUCTS          CUSTOMERS        COMPETITORS

ACTIVES

FUNGICIDES     VITAVAX, PROCURE, SEED COMPANIES,  BAYER, NOVARTIS
               TERRACLOR,        GROWERS,         MERCK, ROHM &
               PLANTVAX,         COOPERATIVES     HAAS, DOW ELANCO,
               TERRAZOLE                          R-P

MITICIDES &    OMITE, COMITE     SMALL FARMS VIA  RHONE POULENC
INSECTICIDES   DIMILIN, TEDION,  AG DISTRIBUTORS  NOVARTIS, NIPPON
               ANDALIN           & CO-OPS, LARGE  SODA, ROHM & HAAS
                                 CITRUS GROWERS

GROWTH         ROYAL MH, BONZI,  FARMERS, GREEN   AMCY, VALENT,
REGULANTS      HARVADE, B-9,     HOUSE GROWERS    AGREVO, NOVARTIS
               BUTRALIN          VIA DISTRIBUTORS BASF, DOW ELANCO
                                 & CO-OPS

HERBICIDES     PANTERA, CASORON  AG DISTRIBUTORS  NISSAN, ZENECA,
                                 & COOPERATIVES   R-P, DOW ELANCO,
                                 SELL TO FARM &   DUPONT, NOVARTIS,
                                 NURSERY          MONSANTO

SURFACTANTS

NON-IONIC,     MORWET NAPHALENE   HERBICIDE       RHODIA, ICI,
CATIONIC       SULFONATES,        PRODUCERS,      STEPAN, HUNTSMAN,
ANIONIC        SULFATES,          AG COOPERATIVES BASF, PILOT
SURFACTANTS    PHOSPHATE ESTERS,
               ETHOXYLATES


                                                   24



SPECIALTY PRODUCTS
OTHER

1998 NET SALES = $725 MM

[pie chart]

GLYCERINE & FATTY ACIDS
15%

PETROLEUM & LUBRICANT ADDITIVES
23%

COLORS
32%

REFINED PRODUCTS
30%


 .   #2 WORLDWIDE POSITION IN REFINED PRODUCTS

 .   ENHANCED CRITICAL MASS IN LUBRICANT & PETROLEUM ADDITIVES

 .   NEW REFINED GLYCERINE AND STEARATE CAPACITY IN MEMPHIS

 .   LARGEST PRODUCER OF DYES IN THE U.S.


                                                   25



SPECIALTY PRODUCTS
OTHER

MARKETS        PRODUCTS          CUSTOMERS        COMPETITORS

COLORS
TEXTILE &      ACID, DIRECT      TEXTILE
CARPET DYES    REACTIVE, BASIC   FABRICATORS
               DISPERSE DYES     AND FINISHERS,
                                 TEXTILE
                                 FORMULATORS,
                                 CARPET MILLS

                                                  CIBA, CLARIANT
INDUSTRIAL     ACID, DIRECT      LEATHER          DYSTAR, BASF
DYES           REACTIVE, BASIC,  FINISHERS,
               DISPERSE DYES     INK & COATING
                                 FORMULATORS,
                                 SPECIALTY PAPER
                                 MANUFACTURERS

PETROLEUM & LUBE
ADDITIVES

LUBRICANT      NAUGALUBE A.O.'S  FORMULATORS OF   CIBA, B.F.
ADDITIVES      SYNTON PAO,       ADDITIVE         GOODRICH
               TRILENE           PACKAGES, LUBE
                                 PRODUCERS

PETROLEUM      Ca SULFONATES,    FORMULATORS OF
ADDITIVES      Mg SULFONATES,    ADDITIVE
               Na SULFONATES     PACKAGES FOR
                                 MARINE LUBES,    ORONITE,
                                 HEAVY FUELS      LUBRIZOL,
                                                  INFINEUM

               PETROMIX PACKAGES FORMULATORS OF
                                 METALWORKING
                                 FLUIDS


                                                   26






SPECIALTY PRODUCTS
OTHER (CONT.)

MARKETS        PRODUCTS          CUSTOMERS        COMPETITORS

REFINED        WHITE OILS        PERSONAL CARE,   PENRECO,
PRODUCTS                         HOUSEHOLD &      LYONDELL, MOBIL,
                                 INSTITUTIONAL    ESSO
                                 FORMULATORS
               PETROLATUMS       PERSONAL CARE    PENRECO
               CABLE FILLING     CABLE PRODUCERS  PENRECO, SAVITA
               COMPOUNDS                          CRYSTAL SOAP
               REFRIGERATION     COMPRESSOR       TEXACO, PENRECO
               OILS              PRODUCERS
               PARAFFIN WAX

FATTY ACIDS &  C22 FATTY ACIDS   REACTED INTO     HENKEL, UNICHEMA,
GLYCERINES                       AMINES, ESTERS,  P&G
                                 THEN USED BY
                                 FORMULATORS OF
                                 HAIR CARE
                                 PRODUCTS, AND
                                 POLYMER EXTRUDERS
               GLYCERINE         PERSONAL CARE,   P&G, DIAL, DOW,
                                 PAINT RESIN      AKZO
                                 PRODUCERS,
                                 INTERMEDIATE FOR
                                 TNT
               FATTY AMINES      HAIR CARE,       GOLDSCHMIDT, AKZO
                                 PERSONAL,
                                 CARE FORMULATORS
               FATTY ESTERS      AG FORMULATORS,  HENKEL, LONZA,
                                 PRODUCERS OF     REGIONAL PLAYERS
                                 LUBES FOR
                                 PLASTICS


                                                   27


FINANCIAL OBJECTIVES

 .   EPS GROWTH

    - TARGET - 10% PER YEAR

 .   GENERATE A HIGH & STABLE FREE CASH FLOW

    - TARGET - $150-200 MILLION PER YEAR

 .   MAINTAIN A STRONG DEBT REDUCTION PROGRAM

    - TARGET - $125 MILLION PER YEAR

 .   ACHIEVE LOWER FINANCIAL LEVERAGE

    - TARGET - 35% TO 45%


                                                   28








CK WITCO NET SALES & OPERATING PROFIT BY SEGMENT AS ADJUSTED FOR
DECONSOLIDATIONS, SALE OF BUSINESSES AND NON-RECURRING ITEMS




                     Three       Three       Six
                     Months      Months      Months     Fiscal
                     Ended       Ended       Ended      Year Ended
                     March 1999  June 1999   June 1999  Dec 1998

Net Sales
 Polymer Products
  Polymer
   Additives          258,322    263,078    521,400   1,061,219
  Polymers             78,735     79,410    158,145     301,006
  Polymer Processing
   Equipment           88,147     82,092    170,239     344,480
                      425,204    424,580    849,784   1,706,705

 Specialty Products
  Organosilicones     114,989    115,248    230,237     443,044
  Crop Protection     108,253    129,877    238,130     436,788
  Other               174,560    180,130    354,690     724,937
                      397,802    425,255    823,057   1,604,769

Total Net Sales as
 adjusted             823,006    849,835  1,672,841   3,311,474

Operating profit
 Polymer Products
  Polymer Additives    22,762     28,358     51,120     114,828
  Polymers             22,306     23,583     45,889      79,183
  Polymer Processing
   Equipment           11,170      5,731     16,901      46,653
                       56,238     57,672    113,910     240,664

 Specialty Products
  Organosilicones      15,963     17,387     33,350      57,396
  Crop Protection      28,080     38,993     67,073      93,274
  Other                11,675     13,243     24,918      47,507
                       55,718     69,623    125,341     198,177

 Corporate including
   Amortization       (26,560)   (22,697)   (49,257)    (88,928)

 Total Operating
  profit as adjusted   85,396    104,598    189,994     349,913

NOTE SEE PAGE 30 FOR A RECONCILIATION OF NET SALES AND OPERATING
PROFIT AS ADJUSTED TO NET SALES AND OPERATING PROFIT AS REPORTED.


                                                   29

CK WITCO NET SALES & OPERATING PROFIT BY SEGMENT AS ADJUSTED FOR
DECONSOLIDATIONS, SALE OF BUSINESSES AND NON-RECURRING ITEMS


                                                Six
                                               Months      Fiscal
                                               Ended     Year Ended
                                             June 1999    Dec 1998

(1) Reconciliation of total net sales
     as adjusted
       Total sales as adjusted                1,672,841  3,311,474
       Sale of the specialty ingredients
        business                                   -        89,589
       Deconsolidation of the seed treatment
        joint venture                              -        84,966
       Deconsolidation of the nitrile rubber
        joint venture                              -        41,521
       Sale of a significant portion of
        Oleochemicals and Derivatives
        business                                135,573    270,192
       Total net sales as reported            1,808,414  3,797,742

(2) Reconciliation of operating profit
     as adjusted
        Operating profit as adjusted            189,994    349,913
        Sale of the specialty ingredients
         business                                  -         7,863
        Deconsolidation of the seed treatment
         joint venture                             -        10,840
        Deconsolidation of the nitrile rubber
         joint venture                             -           895
        Facility closure costs                     -       (33,600)
        Restructuring charges (credits)          (3,204)    34,764
        Special environmental charge               -       (22,025)
        Accounting change from LIFO to FIFO
         (Colors Business)                         -        (7,960)
        Sale of a significant portion of
         Oleochemicals and Derivatives
         business                                 9,635     10,847
        Total Operating profit as reported      196,425    351,537


(3) Total net sales as reported in (1) and total operating profit as reported in (2) are as filed in Form 8K/A by CK Witco
    Corporation on September 28, 1999.


                                                   30





CK [logo]           Witco                        CK Witco
CROMPTON & KNOWLES   worldwide [logo]             [logo]

A WINNING COMBINATION

A Leading global specialty chemical company with strong market positions in key segments led by a seasoned management team creating value for shareholders & customers


                                                   31


Information in this presentation contains "forward-looking statements" which are not historical facts. These statements involve risks and uncertainties that could cause actual results to differ materially including, without limitation, the Company's ability to generate targeted cash flow, revenue and earnings growth, the timing and quantity of merger cost savings, certain global and regional economic conditions and other factors detailed in the Company's Securities and Exchange Commission filings.







30 SEPTEMBER 1999


                                                   32